UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of report (date of earliest event reported): April 18, 2007

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

           Maryland               Commission File Number:          95-2635431
           --------                      1-8383                    ----------
(State or other jurisdiction of                                 (I.R.S. Employer
        incorporation)                                           Identification)


                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On April 18, 2007, the Company issued a press release announcing its earnings results for the first quarter ended March 31, 2007. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.








--------------------------------------------------------------------------------

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                     MISSION WEST PROPERTIES, INC.

Date: April 18, 2007                 By: /s/ Wayne N. Pham
                                        -----------------------------------
                                        Wayne N. Pham
                                        Vice President of Finance and Controller

Exhibit 99.1


                                  PRESS RELEASE

For Immediate News Release
April 18, 2007


     MISSION WEST PROPERTIES ANNOUNCES FIRST QUARTER 2007 OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"


Cupertino, CA - Mission West Properties, Inc. (AMEX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended March 31, 2007 was approximately $23,905,000 or $0.23 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to approximately $34,526,000 or $0.33 per diluted common share for the same period in 2006. On a sequential quarter basis, FFO for the quarter ended December 31, 2006 was approximately $0.18 per diluted common share. Termination fees and security deposit forfeitures income relating to lease terminations accounted for approximately $10,109,000, or $0.10 per diluted common share and $16,056,000, or $0.15 per diluted common share for the quarters ended March 31, 2007 and 2006, respectively. Write-off of an above market lease intangible asset against income relating to one lease termination accounted for approximately $3,619,000, or $0.03 per diluted common share for the quarter ended March 31, 2007.

Net income per diluted share to common stockholders was $0.17 for the quarter ended March 31, 2007 compared to $0.28 for the quarter ended March 31, 2006, a per share decrease of approximately 39.3%. Termination fees and security deposit forfeitures income relating to lease terminations accounted for approximately $0.10 and $0.16 per diluted common share for the quarters ended March 31, 2007 and 2006, respectively. Write-off of in-place lease intangible assets against income relating to two lease terminations accounted for approximately $0.04 per diluted common share for the quarter ended March 31, 2007.

ACQUISITION ACTIVITY

In March 2007, the Company acquired 50 acres of vacant land in Morgan Hill, California, which could support approximately 725,000 rentable square feet of space. The land is currently zoned for industrial use and a portion has the potential to be rezoned for residential use. The acquisition price for this property was approximately $25,543,000 and was funded from a portion of the proceeds received from the Samaritan property sale, which was classified as restricted cash as of December 31, 2006.

COMPANY PROFILE

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 107 properties totaling approximately 7.7 million rentable square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will," "anticipate," "estimate," "expect," "intends," or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months
                                                      Ended               Ended
                                                   Mar 31, 2007        Mar 31, 2006
                                                 ----------------    ----------------
REVENUES:
Rental revenue from real estate                       $21,338             $24,788
Above market lease intangible asset amortization       (4,091)(1)            (472)(1)
Tenant reimbursements                                   3,227               3,309
Lease termination income                               10,109              16,056
Other income, including interest                        3,056                 732
                                                 ----------------    ----------------
  Total revenues                                       33,639              44,413
                                                 ----------------    ----------------

EXPENSES:
Operating expenses                                      1,968               2,056
Real estate taxes                                       2,578               2,625
Interest                                                5,069               5,215
Interest (related parties)                                184                 192
General and administrative                                713                 635
Depreciation and amortization of real estate            6,210(2)            5,479(2)
                                                 ----------------    ----------------
  Total expenses                                       16,722              16,202
                                                 ----------------    ----------------
Income before equity in earnings of unconsolidated
   joint venture and minority interests                16,917              28,211
Equity in earnings of unconsolidated joint venture        337                 331
Minority interests                                    (13,879)            (23,390)
                                                 ----------------    ----------------
   Income from operations                               3,375               5,152

Net income to common stockholders                     $ 3,375             $ 5,152
                                                 ================    ================
Net income to minority interests                      $13,879             $23,390
                                                 ================    ================

Net income per share to common stockholders:
   Basic                                               $0.17               $0.28
                                                 ================    ================
   Diluted                                             $0.17               $0.28
                                                 ================    ================
Weighted average shares of common stock (basic)     19,582,787          18,455,897
                                                 ================    ================
Weighted average shares of common stock (diluted)   19,889,453          18,520,297
                                                 ================    ================
Weighted average O.P. units outstanding             85,066,999          86,082,539
                                                 ================    ================

FUNDS FROM OPERATIONS

Funds from operations                                 $23,905             $34,526
                                                 ================    ================
Funds from operations per share (3)                   $ 0.23              $ 0.33
                                                 ================    ================
Outstanding common stock                            19,625,587          18,511,291
                                                 ================    ================
Outstanding O.P. units                              85,024,199          86,038,095
                                                 ================    ================
Weighted average O.P. units and common stock
   outstanding (diluted)                           104,956,452         104,602,836
                                                 ================    ================

                                                   Three Months        Three Months
                                                       Ended               Ended
FUNDS FROM OPERATIONS CALCULATION                  Mar 31, 2007        Mar 31, 2006
                                                 -----------------    ---------------
Net income                                           $ 3,375              $ 5,152
Add:
   Minority interests (4)                             13,755               23,256
   Depreciation and amortization of real estate        6,586                5,907
   Depreciation & amortization of real estate held in
      unconsolidated joint venture                       189                  211
                                                 -----------------    ---------------
Funds from operations                                $23,905              $34,526
                                                 =================    ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts ("REITs") to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO to be an appropriate supplemental measure of the Company's operating and financial performance because when compared year over year, it reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.

                                                   Three Months      Three Months
                                                       Ended             Ended
PROPERTY AND OTHER DATA:                           Mar 31, 2007      Mar 31, 2006
                                                 -----------------  ---------------
Total properties, end of period                          107                109
Total square feet, end of period                   7,701,359          7,894,355
Average monthly rental revenue per square foot (5)     $1.50              $1.63
Occupancy for leased properties                         69.4%              67.3%
Straight-line rent                                   ($1,595)             ($677)
Leasing commissions                                   $  458             $  270
Capital expenditures                                  $  863             $   79


BALANCE SHEET                                    March 31, 2007      December 31, 2006
                                              --------------------  --------------------
Assets:
   Land                                            $ 297,765             $ 272,223
   Buildings and improvements                        757,459               756,596
   Real estate related intangible assets               6,422                19,529
                                              --------------------  --------------------
      Total investments in properties              1,061,646             1,048,348
Less accumulated depreciation and amortization      (146,653)             (149,459)
                                              --------------------  --------------------
      Net investments in properties                  914,993               898,889
   Cash and cash equivalents                          45,703                33,785
   Restricted cash                                    21,503                48,245
   Deferred rent receivable                           16,894                18,489
   Investment in unconsolidated joint venture          3,155                 3,468
   Other assets, net                                  25,051                24,611
                                              --------------------  --------------------
      Total assets                                $1,027,299            $1,027,487
                                              ====================  ====================

Liabilities:
   Mortgage notes payable                          $ 345,495             $ 348,101
   Mortgage notes payable - related parties            9,549                 9,654
   Interest payable                                    1,366                 1,375
   Security deposits                                   6,798                 6,977
   Deferred rental income                              7,915                 6,874
   Dividend/distribution payable                      16,745                16,745
   Accounts payable and accrued expenses               8,795                 7,601
                                              --------------------  --------------------
      Total liabilities                              396,663               397,327
                                              --------------------  --------------------

Minority interests                                   498,970               501,282
                                              --------------------  --------------------

Stockholders' equity:
   Common stock, $.001 par value                          20                    19
   Paid-in capital                                   152,094               149,541
   Accumulated deficit                               (20,448)              (20,682)
                                              --------------------  --------------------
      Total stockholders' equity                     131,666               128,878
                                              --------------------  --------------------
      Total liabilities and stockholders' equity  $1,027,299            $1,027,487
                                              ====================  ====================


(1)  Amortization  of  an  above-market   lease  intangible  asset  pursuant  to
     Statement   of   Financial   Accounting   Standard   No.   141,   "Business
     Combinations."

(2) Includes approximately $1,193 and $340 in amortization expense for the three months ended March 31, 2007 and 2006, respectively, for the amortization of in-place lease value intangible asset pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."

(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.

(4) The minority interest for third parties has been deducted from total minority interest in calculating FFO.

(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.